Exhibit 10.1

Execution Version

LIMITED CONSENT AND AMENDMENT NO. 4 TO third AMENDED AND RESTATED
CREDIT AGREEMENT

This Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of June 19, 2020, is made by and among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the “Company” and a “Borrower”), GRANITE CONSTRUCTION COMPANY, a California corporation (“GCC” and a “Borrower”), GILC INCORPORATED, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively the “Borrowers”), each of the Guarantors (as defined in the Credit Agreement (as defined below)) signatory hereto, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, each of the Borrowers, Bank of America, as Administrative Agent, and the Lenders from time to time party thereto have entered into that certain Third Amended and Restated Credit Agreement dated as of May 31, 2018 (as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of July 29, 2019, that certain Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of October 29, 2019 and that certain Amendment No. 3 to Third Amended and Restated Credit Agreement dated as of March 26, 2020, the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a term loan facility and a revolving credit facility, including a letter of credit subfacility and a swing line loan subfacility; and

WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, Section 6.01(a) of the Credit Agreement requires that the Company, for the fiscal year of the Company ending December 31, 2019, deliver to the Administrative Agent certain annual financial statements (the “2019 Financial Statements”) on or before June 30, 2020, and Section 6.02(b) of the Credit Agreement requires that the Company concurrently deliver to the Administrative Agent a corresponding Compliance Certificate (the “2019 Compliance Certificate” and, collectively with the 2019 Financial Statements, the “2019 Annual Financials”); and

WHEREAS, (a) Section 6.01(b) of the Credit Agreement requires that the Company, (i) for the fiscal quarter of the Company ending March 31, 2020, deliver to the Administrative Agent certain quarterly financial statements (the “March 2020 Quarterly Financial Statements”) on or before June 30, 2020, (ii) for the fiscal quarter of the Company ending June 30, 2020, deliver to the Administrative Agent certain quarterly financial statements (the “June 2020 Quarterly Financial Statements”) within 45 days after the end of such fiscal quarter and (iii) for the fiscal quarter of the Company ending September 30, 2020, deliver to the Administrative Agent certain quarterly financial statements (the “September 2020 Quarterly Financial Statements” and, together with the March 2020 Quarterly Financial Statements and the June 2020 Quarterly Financial Statements, the “2020 Quarterly Financial Statements”) within 45 days after the end of such fiscal quarter and (b) Section 6.02(b) of the Credit Agreement requires that the Company concurrently with the delivery of each of the 2020 Quarterly Financial Statements to the Administrative Agent, deliver to the Administrative Agent a corresponding Compliance Certificate (collectively the “2020 Quarterly Compliance Certificates” and, together with the 2020 Quarterly Financial Statements, the “2020 Quarterly Financials”); and

WHEREAS, the Borrowers have requested that the Lenders, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto (which constitute the Required Lenders) are willing to (a) extend the date of delivery for the 2019 Annual Financials and the 2020 Quarterly Financials to November 15, 2020 and (b) to amend the Existing Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Amendments. Subject to and in accordance with the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, Section 6.01 of the Existing Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (b) thereto and (ii) amending and restating clause (c) and adding a new clause (d) to read in their entirety as follows:

“(c)     Company-prepared unaudited financial statements of the Company and its Subsidiaries in form and detail satisfactory to the Administrative Agent and the Required Lenders (i) for the calendar month ending March 31, 2020, on or before April 20, 2020, (ii) for the calendar month ending April 30, 2020, on or before May 20, 2020, (iii) for the calendar month ending May 31, 2020, on or before June 20, 2020, (iv) for the calendar month ending June 30, 2020, on or before July 20, 2020, (v) for the calendar month ending July 31, 2020, on or before August 20, 2020, (vi) for the calendar month ending August 31, 2020, on or before September 20, 2020 and (vii) for the calendar month ending September 30, 2020, on or before October 20, 2020; and

(d)     unaudited financial covenant calculations for the Company and its Subsidiaries in form and detail satisfactory to the Administrative Agent and the Required Lenders for the fiscal quarter ending June 30, 2020, on or before July 20, 2020.”

2.     Limited Consent. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, pursuant to Section 10.01 of the Credit Agreement the Lenders party hereto (which constitute the Required Lenders) hereby consent to extend the date of delivery for the 2019 Annual Financials and the 2020 Quarterly Financials to November 15, 2020.

3.     Effectiveness; Conditions Precedent. This Amendment, the amendments to the Existing Credit Agreement provided in Section 1 hereof and the Limited Consent provided in Section 2 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent (the date of such satisfaction, the “Amendment Effective Date”):

(a)     the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, the Administrative Agent, and the Required Lenders; and

(b)     all fees and expenses incurred or payable in connection with the execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent) that have been requested to be paid on or before the date hereof shall have been paid in full.

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4.     Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)     The representations and warranties made by the Borrowers in Article V of the Credit Agreement and in each of the other Loan Documents to which it is a party are, in each case, true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b)     The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date and prior to the date hereof, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c)     This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and

(d)     After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Amendment.

5.    Consent of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments and consents contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

6.     Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

7.     Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement, each Security Instrument, and each other Loan Document is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement (including as a result of the failure to deliver the 2019 Annual Financials or 2020 Quarterly Financials by no later than November 15, 2020) or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.

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8.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

9.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of California applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

10.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

12.   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

13.    No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

GRANITE CONSTRUCTION INCORPORATED

By:         /s/ Jigisha Desai

Name:   Jigisha Desai

Title:     SVP and CFO

By:         /s/ Kenneth B. Olson

Name:   Kenneth B. Olson

Title:     VP and Treasurer

GRANITE CONSTRUCTION COMPANY

By:         /s/ Jigisha Desai

Name:   Jigisha Desai

Title:     SVP and CFO

By:         /s/ Kenneth B. Olson

Name:   Kenneth B. Olson

Title:     VP and Treasurer

GILC INCORPORATED

By:         /s/ Jigisha Desai

Name:   Jigisha Desai

Title:     SVP and CFO

By:         /Kenneth B. Olson

Name:   Kenneth B. Olson

Title:     VP and Treasurer

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

GUARANTORS:

GRANITE CONSTRUCTION INCORPORATED

By:         /s/ Jigisha Desai

Name:   Jigisha Desai

Title:     SVP and CFO

By:         /s/ Kenneth B. Olson

Name:   Kenneth B. Olson

Title:     VP and Treasurer

GRANITE CONSTRUCTION COMPANY

By:         /s/ Jigisha Desai

Name:   Jigisha Desai

Title:     SVP and CFO

By:         /s/ Kenneth B. Olson

Name:   Kenneth B. Olson

Title:     VP and Treasurer

GRANITE CONSTRUCTION NORTHEAST,

INC.

By:         /s/ Jigisha Desai

Name:   Jigisha Desai

Title:     SVP and CFO

By:         /s/ Kenneth B. Olson

Name:   Kenneth B. Olson

Title:     VP and Treasurer

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

INTERMOUNTAIN SLURRY SEAL, INC.

By:         /s/ Robert K. Chase

Name:   Robert K. Chase

Title:     VP, Treasurer and Assistant Secretary

By:         /s/ Ashley M. Stinson

Name:   Ashley M. Stinson

Title:     VP and Assistant Secretary

GILC INCORPORATED

By:         /s/ Jigisha Desai

Name:   Jigisha Desai

Title:     SVP and CFO

By:         /s/ Kenneth B. Olson

Name:   Kenneth B. Olson

Title:     VP and Treasurer

LAYNE CHRISTENSEN COMPANY

By:          /s/ Jigisha Desai

Name:   Jigisha Desai

Title:     SVP and CFO

By:         /s/ Kenneth B. Olson

Name:   Kenneth B. Olson

Title:     VP and Treasurer

LAYNE HEAVY CIVIL, INC.

By:         /Ashley M. Stinson

Name:   Ashley M. Stinson

Title:     Treasurer and Assistant Secretary

By:         /s/ Anita M. Clerisse

Name:   Anita M. Clerisse

Title:     Assistant Treasurer

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

GRANITE INLINER, LLC

By:         /s/ Ashley M. Stinson

Name:   Ashley M. Stinson

Title:     Secretary

By:         /s/ Anita M. Clerisse

Name:   Anita M. Clerisse

Title:     Treasurer

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:  /s/ Bridgett J. Manduk Mowry

Name:   Bridgett J. Manduk Mowry

Title:     Vice President

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Swing

Line Lender and L/C Issuer

By:  /s/ Mukesh Singh

Name:   Mukesh Singh

Title:     Director

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

BANK OF THE WEST

By:      /s/ Adriana Collins

Name:  Adriana Collins

Title:    Director

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Jeff Benedix

Name:  Jeff Benedix

Title:    Vice President

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

bmo harris bank, n.a.

By:      /s/ Michael Gift

Name:  Michael Gift

Title:    Managing Director

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

BBVA USA f/k/a COMPASS BANK

By:      /s/ Aaron Loyd

Name:  Aaron Loyd

Title:    Director

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By:      /s/ Darren Santos

Name:  Darren Santos

Title:    Senior Vice President

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

TRUIST BANK (formerly known as

Branch banking and trust company)

By:      /s/ Katherine Bass

Name:  Katherine Bass

Title:    Director

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page

COMERICA BANK

By:      /s/ Mark C. Skrzynski Jr.

Name:  Mark C. Skrzynski Jr.

Title:    Vice President

Granite Construction Incorporated

Limited Consent and Amendment No. 4 to Third Amended and Restated Credit Agreement

Signature Page